Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Managers                                         5
      Financial Information:
         Distributions to Shareholders                                  8
         Independent Auditors' Report                                   9
         Portfolio of Investments                                      10
         Notes to Portfolio of Investments                             17
         Statement of Assets and Liabilities                           18
         Statement of Operations                                       19
         Statements of Changes in Net Assets                           20
         Notes to Financial Statements                                 21









Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA International Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.









USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold                              Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International                     Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index                            Moderate                $3,000
 Science & Technology              Very high               $3,000
 World Growth                      Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                $3,000
 Growth and Tax
  Strategy                         Moderate                $3,000
 Growth Strategy                   Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate         $3,000
 Short-Term                        Low                     $3,000
 State Bond Income                 Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                $3,000
 Treasury Money
  Market Trust                     Very low                $3,000
 State Money Market                Very low                $3,000


Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.










Message from the President


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE.]


When I was a second lieutenant in pilot training at Williams AFB, I read the book THIS KIND OF WAR by T. R. Fehrenbach. More than 30 years later I met Ted Fehrenbach here in San Antonio where he resides and had a chance to tell him that I think he is a brilliant man. I recall reading that LBJ declared THIS KIND OF WAR required reading for people in his administration. Ted writes a regular Sunday column for the San Antonio Express News, and he continues to delight me. Last year he wrote a piece around Columbus Day, which included this observation:

    "Spain was clearly disappointed with her admiral. While he had spent much money charting islands with mosquitoes and a miserable climate (from the Euro standpoint)...the Portuguese had reached the real India and returned with fabulous profits. Of course, Columbus had opened up to Spain a vast empire, filled with treasures of every kind, but then few investors take the long view."

As I read this passage, I thought that Ted's understanding of markets is as sharp as his grasp of history. At the beginning of 1999, there indeed seemed to be few investors with the long view. There were many people declaring the absolute superiority of the S&P 500 and growth stocks, especially tech stocks, while proclaiming that strategies such as value investing and asset allocation were no longer relevant.

The S&P 500 and its index funds have had a wondrous four years, but here we are five-and-a-half months into 1999, and what a difference we're seeing: The Dow Jones Industrial Average is up more than twice as much as the S&P 500 so far this year.

The S&P 500 Index is heavily influenced by companies like America Online, Cisco Systems, Intel, IBM, Lucent, MCI, and Microsoft. The Dow also includes IBM, but its impetus is coming from companies such as J.P. Morgan, Alcoa, Caterpillar, Disney, General Motors, and Union Carbide. The upshot of this is that you can afford to take the long view. Value investing or asset allocation are just different from a growth philosophy. My view, throughout the last 27 years, is that these methods go through cycles of in-favor and out-of-favor. But they do cycle. And just about the time you begin to read that one of them is no longer viable, you can bet the market will change. A good discipline practiced well will give you a very good chance of prospering in the long run.

Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.

The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks.

Past performance is no guarantee of future results.










Investment Review

USAA INTERNATIONAL FUND

OBJECTIVE: Capital appreciation with current income as a secondary objective.

TYPES OF INVESTMENTS: Invests principally in equity securities of foreign companies.

--------------------------------------------------------------------------------
                                           5/31/99               5/31/98
================================================================================
  Net Assets                            $499.9 Million       $628.7 Million
  Net Asset Value Per Share                 $19.79               $21.94
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/99
================================================================================
         1 Year                       5 Years                 10 years
         -6.63%                        8.66%                   10.05%
--------------------------------------------------------------------------------

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.




CUMULATIVE PERFORMANCE COMPARISON
---------------------------------
A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA International Fund, the Morgan Stanley Capital Index (MSCI)-EAFE, and the Lipper International Funds Average for the period of 05/31/89 through 05/31/99. The data points from the graph are as follows:

                USAA
            International         MSCI-EAFE          Lipper
                Fund                Index            Average
            -------------         ---------          -------

05/31/89       $10,000             $ 9,623          $10,396
11/30/89        11,203              11,139           11,173
05/31/90        11,942              10,242           11,843
11/30/90        10,604               8,701           10,479
05/31/91        11,391               9,693           11,479
11/30/91        11,479               9,427           11,288
05/31/92        12,830               9,367           12,466
11/30/92        11,997               8,663           11,241
05/31/93        14,206              10,902           13,240
11/30/93        15,291              10,765           14,445
05/31/94        17,205              12,382           16,023
11/30/94        17,588              12,363           15,987
05/31/95        17,633              12,992           16,333
11/30/95        18,254              13,299           17,063
05/31/96        21,108              14,379           18,745
11/30/96        22,278              14,863           19,739
05/31/97        24,636              15,463           21,409
11/30/97        24,272              14,803           20,969
05/31/98        27,910              17,181           24,678
11/30/98        24,467              17,238           23,085
05/31/99        26,060              17,930           23,942

Data from 05/31/89 through 05/31/99


The graph illustrates how a $10,000 hypothetical investment in the USAA International Fund outperformed its benchmark, the Morgan Stanley Capital Index
(MSCI)-EAFE, an unmanaged index which reflects the movements of stock markets in Europe, Australia, and the Far East by representing a broad selection of domestically listed companies within each market, and the Lipper International Funds Average, an average performance level of all international funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.










Message from the Managers


[PHOTOGRAPH OF PORTFOLIO MANAGERS: FROM L TO R: ALBERT C. SEBASTIAN, CFA, DAVID
 G. PEEBLES, CFA, AND W. TRAVIS SELMIER, II, CFA, APPEARS HERE.]



MARKET CONDITIONS
For the 12-month period ended May 31, 1999, your Fund's total return was -6.63% which compares unfavorably with the Lipper International Funds Average return of -1.23% and the Morgan Stanley Capital Index (MSCI)-EAFE return of 2.81%.(1) Although the Fund's performance improved the last six months of the fiscal year, it was not enough to offset the weak performance in the first six months.


(1) Refer to the bottom of page 4 for the Lipper Average and the EAFE definition.

Past performance is no guarantee of future results, and the value of your investment may vary according to the Fund's performance.


EUROPE
Most European equity markets rebounded from last year's declines, but returns were negatively impacted in 1999 by weak European currencies despite the introduction of the Euro. Central banks in Europe cut interest rates as economic growth forecasts were revised downward, primarily because of weakness in the German and Italian economies. After last year's sell-off, cyclical and resource stocks rebounded based on stronger global economic forecasts and higher energy prices. In general, the larger European equity market (for example, United Kingdom) out-performed the smaller ones (for example, Portugal, Belgium) throughout the period.


CANADA & AUSTRALIA
While we have preferred Canadian to Australian equities, both markets have rebounded from last year's declines. Our positions in Canada benefited from higher energy prices, a swingback to cyclical stocks, and a stronger Canadian dollar. These same factors had negatively impacted the performance of the Fund in the second half of 1998.


EMERGING MARKETS
Emerging markets went through a rough summer, but have since recovered. Asian equities' strong recovery has been driven by good export growth, signs of reflation in many economies, and capital flows into the stock market and acquisitions of Asian companies. Although Russia's economic and political problems and the conflict in Kosovo will influence Central European and many Mediterranean markets, these markets look more to the European Community for their political and economic cues. Greece is the best performer in the region. Israel's and South Africa's economic recovery, export strength, and improving political prospects have validated our overweight position in those markets. With the exception of a strong Mexican market, our lower weighting in Latin markets throughout the last six months was validated by Brazil's forced devaluation of its currency, the Real, in January.


JAPAN
Since the election last summer, the Japanese political situation has solidified, more progress has been seen on Japan's banking crisis, and a raft of corporate restructuring announcements has pushed the market up over the last eight months. While constructive, we will need to see follow-through on the corporate restructuring coupled with stimulatory economic policy to push the market higher. Our technology, telecommunications, and financial holdings helped us outperform the market throughout the period.


OUTLOOK
We continue to view Europe positively but have slightly reduced our overweight position there in favor of other markets. European valuations still look attractive, and Europe should continue to benefit from merger and acquisition activity as well as economic recovery in the second half of 1999. Canada will benefit from higher commodity prices and strong U.S. economic growth. The Japanese market is likely to be a mixed bag with some sectors doing well. Given a reflating global economy, we believe that emerging markets should continue to perform well.



ASSET ALLOCATION
----------------
A pie chart is shown here depicting the Asset Allocation as of May 31, 1999 of the USAA International Fund to be:

Other - 22.3%* (Countries with less than 3.0% of the portfolio and U.S. Government & Agency Issue); United Kingdom - 15.9%*; Netherlands - 10.0%*; France - 9.1%*; Japan - 9.0%*; Canada - 7.4%*; Italy - 5.0%*; Switzerland - 4.9%*; Finland - 4.9%*; Germany 3.9%*; Denmark - 3.4%*; and Sweden - 3.3%*.

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.


 ------------------------------------    --------------------------------------
       TOP 10 EQUITY HOLDINGS                      TOP 10 INDUSTRIES
          (% OF NET ASSETS)                        (% OF NET ASSETS)
 ------------------------------------    --------------------------------------
 Elf Aquitaine ADR                2.1    Telephones                        10.5
 Nokia Corp. ADR                  2.0    Banks - Major Regional             9.7
 Novartis AG                      1.8    Drugs                              7.1
 Canadian National Railway Co.    1.7    Auto Parts                         4.2
 Akzo Nobel N.V.                  1.6    Oil - International Integrated     4.1
 Telefonica de Espana S.A. ADR    1.6    Insurance - Multi-Line Companies   3.9
 National Westminster Bank plc    1.6    Communication Equipment            3.1
 Merita plc "A"                   1.6    Railroads/Shipping                 2.6
 Veba AG                          1.5    Iron & Steel                       2.4
 ING Group N.V.                   1.5    Chemicals - Specialty              2.3
 ------------------------------------    --------------------------------------


Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign securities.

See page 10 for a complete listing of the Portfolio of Investments.











Distributions to Shareholders


The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1999. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2000.

The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. Per share foreign gross income earned and foreign taxes paid during the fiscal year by the Fund are $.41 and $.06, respectively.



                     Ordinary income *              $  .19
                     Long-term capital gains           .55
                                                    ------
                        Total                       $  .74
                                                    ======
* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.











Independent Auditors' Report


KPMG

The Shareholders and Board of Trustees

USAA INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA International Fund, a series of the USAA Investment Trust, as of May 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 9 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA International Fund as of May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                             KPMG LLP

San Antonio, Texas
July 2, 1999












USAA INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS

May 31, 1999



                                                                         Market
    Number                                                                Value
  of Shares                      Security                                 (000)
--------------------------------------------------------------------------------
                                 STOCKS (97.0%)

              Argentina (0.2%)
     37,945   IRSA Inversiones y Representaciones S.A. GDR              $  1,096
--------------------------------------------------------------------------------

              Australia (0.4%)
    328,500   Cable & Wireless Optus Ltd. *                                  628
    172,700   CSL Ltd.                                                     1,443
--------------------------------------------------------------------------------
                                                                           2,071
--------------------------------------------------------------------------------

              Austria (2.5%)
     22,200   Bank Austria AG                                              1,136
     70,600   Boehler Uddeholm AG                                          3,447
     98,300   VA Flughafen Wien AG                                         4,174
     42,000   VA Technologie AG                                            3,525
--------------------------------------------------------------------------------
                                                                          12,282
--------------------------------------------------------------------------------

              Brazil (0.8%)
     54,200   Grupo Pao de Acucar ADR                                        983
     90,000   Panamerican Beverages, Inc. "A"                              2,087
  7,500,000   Petroleo Brasileiro S.A. (Preferred)                         1,060
--------------------------------------------------------------------------------
                                                                           4,130
--------------------------------------------------------------------------------

              Canada (7.4%)
    389,300   Anderson Exploration Ltd. *                                  4,718
     75,800   Canadian Imperial Bank of Commerce                           1,853
    130,100   Canadian National Railway Co.                                8,326
    331,700   Canadian Occidental Petroleum Ltd.                           4,436
    246,500   National Bank of Canada                                      3,673
     75,000   Nortel Networks Corp.                                        5,625
    151,300   Suncor Energy, Inc.                                          5,712
     48,500   Toronto-Dominion Bank                                        2,562
--------------------------------------------------------------------------------
                                                                          36,905
--------------------------------------------------------------------------------

              Chile (0.2%)
      1,561   Sociedad Quimica y Minera de Chile S.A. ADR "A"                 55
     27,000   Sociedad Quimica y Minera de Chile S.A. ADR "B"                941
--------------------------------------------------------------------------------
                                                                             996
--------------------------------------------------------------------------------

              China (0.4%)
  1,632,000   Cosco Pacific Ltd.                                             963
    796,000   New World Infrastructure Ltd. *                              1,278
--------------------------------------------------------------------------------
                                                                           2,241
--------------------------------------------------------------------------------

              Denmark (3.4%)
     43,900   ISS International Service System A/S "B" *                   2,205
    224,200   SAS Danmark A/S                                              2,564
     58,800   Tele Danmark A/S "B"                                         6,005
     88,900   Unidanmark A/S                                               6,236
--------------------------------------------------------------------------------
                                                                          17,010
--------------------------------------------------------------------------------

              Egypt (0.2%)
     74,300   Suez Cement Co. S.A.E. GDR                                   1,103
--------------------------------------------------------------------------------

              Finland (4.9%)
  1,305,800   Merita plc "A"                                               7,732
    141,320   Nokia Corp. ADR                                             10,034
    177,700   Raisio Group plc                                             1,943
    179,200   Rauma OYJ                                                    1,980
     92,700   Sampo Insurance Co. "A"                                      2,803
--------------------------------------------------------------------------------
                                                                          24,492
--------------------------------------------------------------------------------

              France (9.1%)
     18,900   Accor S.A.                                                   4,634
     77,186   CNP Assurances                                               1,938
    105,000   Coflexip ADR                                                 4,305
    150,700   Elf Aquitaine ADR                                           10,700
     48,100   Eramet Group                                                 1,881
     11,100   Essilor International                                        3,888
     27,200   ISIS S.A.                                                    1,801
     39,800   Louis Dreyfus Citrus                                           829
     89,600   Renault S.A.                                                 3,479
     73,300   Rhone Poulenc S.A.                                           3,477
     79,980   SEITA                                                        4,849
     42,800   Valeo S.A.                                                   3,494
--------------------------------------------------------------------------------
                                                                          45,275
--------------------------------------------------------------------------------

              Germany (3.9%)
    125,800   Continental AG                                               2,911
    123,900   Hoechst AG                                                   5,515
    102,700   Merck KGaA                                                   3,528
    134,460   Veba AG                                                      7,668
--------------------------------------------------------------------------------
                                                                          19,622
--------------------------------------------------------------------------------

              Greece (0.7%)
    116,900   Hellenic Telecommunications Organization S.A. (OTE)          2,531
     88,530   National Bank of Greece S.A. GDR *                           1,226
--------------------------------------------------------------------------------
                                                                           3,757
--------------------------------------------------------------------------------

              Hong Kong (0.3%)
     65,000   Asia Satellite Telecommunications Holdings Ltd. ADR          1,341
--------------------------------------------------------------------------------

              Hungary (0.8%)
     41,700   Magyar Tavkozlesi RT. (MATAV) ADR                            1,167
    106,800   Mol Magyar Olaj-Es Gazipari GDR                              2,590
--------------------------------------------------------------------------------
                                                                           3,757
--------------------------------------------------------------------------------

              India (0.5%)
     83,800   Hindalco Industries Ltd. GDR                                 1,194
    118,600   Videsh Sanchar Nigam Ltd. GDR                                1,349
--------------------------------------------------------------------------------
                                                                           2,543
--------------------------------------------------------------------------------

              Israel (0.4%)
    356,565   Bank Hapoalim Ltd.                                             903
     63,000   Blue Square - Israel Ltd. ADR                                  961
--------------------------------------------------------------------------------
                                                                           1,864
--------------------------------------------------------------------------------

              Italy (5.0%)
     90,300   ENI S.p.A. ADR                                               5,683
    317,000   Erg S.p.A.                                                     955
     61,000   Gucci Group N.V.                                             4,034
  1,087,000   Italgas S.p.A.                                               4,657
    221,000   Telecom Italia Ords                                          2,276
  1,325,000   Telecom Italia S.p.A. Savings                                7,197
--------------------------------------------------------------------------------
                                                                          24,802
--------------------------------------------------------------------------------

              Japan (8.8%)
    105,000   Bridgestone Corp.                                            2,754
    160,000   Daibiru Corp.                                                1,257
    195,000   Fujitsu Ltd.                                                 3,259
     55,000   Ito-Yokado Co. Ltd.                                          3,281
    398,000   Nikko Securities Co. Ltd.                                    1,739
  1,890,000   Nippon Steel Corp.                                           3,972
        314   Nippon Telegraph & Telephone Corp. (NTT)                     3,065
         26   NTT Mobile Communication Network, Inc.                       1,422
     90,000   Ono Pharmaceutical Co. Ltd.                                  3,239
    225,000   Sankyo Co. Ltd.                                              5,296
    544,000   Sharp Corp.                                                  6,040
     25,500   Sony Corp.                                                   2,397
    280,000   Sumitomo Electric Industries, Ltd.                           3,136
    500,000   Toshiba Corp.                                                3,090
--------------------------------------------------------------------------------
                                                                          43,947
--------------------------------------------------------------------------------

              Korea (0.8%)
     34,110   Dongwon Securities Co.                                         738
     47,964   Korea Telecom Corp. ADR *                                    1,526
     24,000   Samsung Electronics Co. Ltd.                                 1,669
      1,964   Samsung Electronics Co. Ltd. (Rights) *                         21
--------------------------------------------------------------------------------
                                                                           3,954
--------------------------------------------------------------------------------

              Malaysia (0.6%)
    793,500   Genting Bhd (a)                                              2,255
    589,000   Malaysia International Shipping Corp. Bhd (a)                  825
--------------------------------------------------------------------------------
                                                                           3,080
--------------------------------------------------------------------------------

              Mexico (0.8%)
     80,230   Desc, Sociedad de Fomento Industrial, S.A. de C.V. ADR       1,795
    226,000   Tubos de Acero de Mexico, S.A. ADR                           2,091
--------------------------------------------------------------------------------
                                                                           3,886
--------------------------------------------------------------------------------

              Netherlands (10.0%)
    193,800   Akzo Nobel N.V.                                              8,041
    122,500   Benckiser N.V. "B"                                           6,615
     56,060   EVC International N.V.                                         409
     90,400   Fortis NL N.V.                                               2,936
    142,302   ING Group N.V.                                               7,603
    134,200   Koninklijke KPN N.V.                                         6,478
    168,600   Koninklijke Pakhoed N.V. (Certificates)                      3,884
     75,600   Koninklijke Philips Electronics N.V.                         6,502
    115,400   Oce-van der Grinten N.V.                                     3,176
    101,700   VNU N.V.                                                     4,315
--------------------------------------------------------------------------------
                                                                          49,959
--------------------------------------------------------------------------------

              Norway (2.8%)
  1,506,700   Christiania Bank og Kreditkasse                              6,081
    159,500   Schibsted ASA                                                1,836
    605,100   Storebrand ASA *                                             4,057
    448,200   Tandberg Data ASA *                                          2,268
--------------------------------------------------------------------------------
                                                                          14,242
--------------------------------------------------------------------------------

              Philippines (0.3%)
  6,000,000   SM Prime Holdings, Inc.                                      1,309
--------------------------------------------------------------------------------

              Poland (0.5%)
    203,300   Elektrim S.A.                                                2,373
--------------------------------------------------------------------------------

              Portugal (2.6%)
    225,820   Banco Pinto & Sotto Mayor S.A.                               4,473
     62,200   Brisa-Auto Estradas de Portugal S.A.                         2,814
    123,700   Portugal Telecom S.A. ADR                                    5,597
--------------------------------------------------------------------------------
                                                                          12,884
--------------------------------------------------------------------------------

              Russia (0.1%)
     15,000   LUKoil ADR                                                     547
--------------------------------------------------------------------------------

              Singapore (0.3%)
    291,000   Overseas Union Bank Ltd.                                     1,495
--------------------------------------------------------------------------------

              South Africa (0.6%)
  1,251,100   Sanlam Ltd. *                                                1,205
     87,497   South African Breweries plc                                    703
    400,000   Standard Bank Investment Corp. Ltd.                          1,229
--------------------------------------------------------------------------------
                                                                           3,137
--------------------------------------------------------------------------------

              Spain (2.7%)
    255,600   Caja Postal y Banco Hipotecario de Espana, S.A.              5,726
     55,122   Telefonica de Espana S.A. ADR *                              7,952
--------------------------------------------------------------------------------
                                                                          13,678
--------------------------------------------------------------------------------

              Sweden (3.3%)
    211,980   Autoliv, Inc. GDR                                            6,718
    107,400   Skandinaviska Enskilda Banken "A"                            1,299
  1,433,000   Swedish Match AB                                             5,217
    122,700   Volvo AB                                                     3,111
--------------------------------------------------------------------------------
                                                                          16,345
--------------------------------------------------------------------------------

              Switzerland (4.9%)
      6,164   Novartis AG                                                  8,938
     12,200   Selecta Group AG                                             4,830
      5,237   Sulzer AG P.C. *                                             3,060
     12,470   Swisscom AG                                                  4,488
     33,636   Tag Heuer International S.A.                                 3,114
--------------------------------------------------------------------------------
                                                                          24,430
--------------------------------------------------------------------------------

              Taiwan (0.8%)
  3,551,625   China Steel Corp.                                            2,433
    619,650   Compal Electronics, Inc.                                     1,658
--------------------------------------------------------------------------------
                                                                           4,091
--------------------------------------------------------------------------------

              Turkey (0.1%)
 18,742,108   Yapi Ve Kredi Bankasi A.S.                                     239
 26,993,686   Yapi Ve Kredi Bankasi A.S. Receipts *,(a)                      345
--------------------------------------------------------------------------------
                                                                             584
--------------------------------------------------------------------------------

              United Kingdom (15.9%)
     86,700   AstraZeneca Group plc                                        3,447
    400,000   Bank of Scotland                                             5,557
  1,639,900   Billiton plc                                                 5,124
    122,200   BOC Group plc                                                2,089
    207,000   British Telecommunications plc                               3,430
    270,000   Cable & Wireless plc                                         3,323
    530,000   Cadbury Schweppes                                            3,603
    320,100   CGU plc                                                      4,678
  2,335,000   Cookson Group plc                                            6,761
  1,314,400   Corporate Services Group plc                                 1,569
     64,200   Glaxo Wellcome plc ADR                                       3,611
    279,000   Laporte plc                                                  3,286
  1,523,000   Medeva plc                                                   2,660
    348,000   National Westminster Bank plc                                7,896
     91,800   Powergen plc                                                   994
    417,933   Reuters Group plc                                            5,746
    940,000   Safeway plc                                                  3,901
  1,419,500   Tomkins plc                                                  5,101
    838,058   WPP Group plc                                                6,781
--------------------------------------------------------------------------------
                                                                          79,557
--------------------------------------------------------------------------------
              Total stocks (cost: $386,820)                              484,785
--------------------------------------------------------------------------------

 Principal
  Amount
  (000)
-----------                     BOND (0.2%)
              Japan
 $    1,000   MBL International Finance (Bermuda) Trust, Convertible
               Notes, 3.00%, 11/30/2002 (cost: $1,000)                     1,110
--------------------------------------------------------------------------------

                      U.S. GOVERNMENT & AGENCY ISSUE (1.9%)
              Discount Note
      9,559   Federal Home Loan Mortgage Corp., 4.72%, 6/01/1999
               (cost: $9,555)                                              9,555
--------------------------------------------------------------------------------
              Total investments (cost: $397,375)                        $495,450
================================================================================






                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

            Telephones                                          10.5%
            Banks - Major Regional                               9.7
            Drugs                                                7.1
            Auto Parts                                           4.2
            Oil - International Integrated                       4.1
            Insurance - Multi-Line Companies                     3.9
            Communication Equipment                              3.1
            Railroads/Shipping                                   2.6
            Iron & Steel                                         2.4
            Chemicals - Specialty                                2.3
            Retail - Specialty                                   2.2
            Tobacco                                              2.0
            Manufacturing - Diversified Industries               2.0
            Electrical Equipment                                 1.9
            Banks - Money Center                                 1.9
            Government National Mortgage Assoc.                  1.9
            Oil & Gas - Exploration & Production                 1.8
            Electric Utilities                                   1.7
            Electronics - Semiconductors                         1.6
            Metals/Mining                                        1.6
            Services - Facilities & Environment                  1.4
            Advertising/Marketing                                1.4
            Household Products                                   1.3
            Automobiles                                          1.3
            Beverages - Nonalcoholic                             1.3
            Oil & Gas - Drilling/Equipment                       1.2
            Manufacturing - Specialized                          1.2
            Chemicals                                            1.2
            Retail - Food                                        1.2
            Services - Data Processing                           1.1
            Oil - Domestic Integrated                            1.1
            Investment Banks/Brokerage                           1.0
            Engineering & Construction                           1.0
            Other                                               14.9
                                                                ----
            Total                                               99.1%
                                                                ====










USAA INTERNATIONAL FUND
NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 1999



GENERAL NOTES
Market value of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
(a) Illiquid security valued using methods determined by the Fund's investment manager under the general supervision of the Board of Trustees. At May 31, 1999, these securities represented .69% of the Fund's net assets.

* Non-income producing security.



See accompanying notes to financial statements.










USAA INTERNATIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 1999

ASSETS
   Investments in securities, at market value (identified cost of $397,375)           $495,450
   Cash                                                                                    155
   Cash denominated in foreign currencies (identified cost of $2,180)                    2,079
   Receivables:
      Capital shares sold                                                                1,232
      Dividends and interest                                                             2,338
      Securities sold                                                                      209
   Unrealized appreciation on foreign currency contracts held, at value                      2
                                                                                      --------
         Total assets                                                                  501,465
                                                                                      --------
LIABILITIES
   Securities purchased                                                                    877
   Unrealized depreciation on foreign currency contracts held, at value                      3
   Capital shares redeemed                                                                 216
   USAA Investment Management Company                                                      329
   USAA Transfer Agency Company                                                             73
   Accounts payable and accrued expenses                                                    85
                                                                                      --------
         Total liabilities                                                               1,583
                                                                                      --------
            Net assets applicable to capital shares outstanding                       $499,882
                                                                                      ========

REPRESENTED BY:
   Paid-in capital                                                                    $393,822
   Accumulated undistributed net investment income                                       3,172
   Accumulated net realized gain on investments                                          4,949
   Net unrealized appreciation of investments                                           98,075
   Net unrealized depreciation on foreign currency translations                           (136)
                                                                                      --------
            Net assets applicable to capital shares outstanding                       $499,882
                                                                                      ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                      25,258
                                                                                      ========
   Net asset value, redemption price, and offering price per share                    $  19.79
                                                                                      ========


See accompanying notes to financial statements.










USAA INTERNATIONAL FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 1999


Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $1,375)                        $ 10,073
      Interest                                                                      1,047
                                                                                 --------
         Total income                                                              11,120
                                                                                 --------
   Expenses:
      Management fees                                                               3,990
      Transfer agent's fees                                                         1,111
      Custodian's fees                                                                589
      Postage                                                                         128
      Shareholder reporting fees                                                       26
      Trustees' fees                                                                    4
      Registration fees                                                                37
      Professional fees                                                                31
      Other                                                                            13
                                                                                 --------
         Total expenses                                                             5,929
                                                                                 --------
            Net investment income                                                   5,191
                                                                                 --------
Net realized and unrealized gain (loss) on investments and foreign currency:
   Net realized gain (loss) on:
      Investments                                                                   5,304
      Foreign currency transactions                                                  (695)
   Change in net unrealized appreciation/depreciation on:
      Investments                                                                 (55,849)
      Foreign currency translations                                                   726
                                                                                 --------
            Net realized and unrealized loss                                      (50,514)
                                                                                 --------
Decrease in net assets resulting from operations                                 $(45,323)
                                                                                 ========




See accompanying notes to financial statements.










USAA INTERNATIONAL FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,




                                                                  1999         1998
                                                                ----------------------
From operations:
   Net investment income                                        $  5,191     $  5,358
   Net realized gain on investments                                5,304       43,490
   Net realized loss on foreign currency transactions               (695)        (529)
   Change in net unrealized appreciation/depreciation on:
      Investments                                                (55,849)      27,231
      Foreign currency translations                                  726         (812)
                                                                ---------------------
      Increase (decrease) in net assets
         resulting from operations                               (45,323)      74,738
                                                                ---------------------
Distributions to shareholders from:
   Net investment income                                          (5,475)      (3,617)
                                                                ---------------------
   Net realized gains                                            (15,641)     (45,161)
                                                                ---------------------
From capital share transactions:
   Proceeds from shares sold                                     221,748      250,050
   Shares issued for dividends reinvested                         19,949       41,622
   Cost of shares redeemed                                      (304,031)    (305,553)
                                                                ---------------------
      Decrease in net assets from capital share transactions     (62,334)     (13,881)
                                                                ---------------------
Net increase (decrease) in net assets                           (128,773)      12,079
Net assets:
   Beginning of period                                           628,655      616,576
                                                                ---------------------
   End of period                                                $499,882     $628,655
                                                                =====================
Accumulated undistributed net investment income:
   End of period                                                $  3,172     $  5,039
                                                                =====================
Change in shares outstanding:
   Shares sold                                                    11,569       11,792
   Shares issued for dividends reinvested                            952        2,072
   Shares redeemed                                               (15,912)     (14,535)
                                                                ---------------------
      Decrease in shares outstanding                              (3,391)        (671)
                                                                =====================


See accompanying notes to financial statements.











USAA INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

May 31, 1999


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the USAA International Fund (the Fund). The Fund's primary investment objective is capital appreciation. Current income is a secondary objective. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing a great majority of the Fund's assets in equity securities of foreign companies.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease paid-in capital by $31,000, decrease accumulated undistributed net investment income by $888,000, and increase accumulated net realized gain on investments by $919,000.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1.  Market  value  of  securities,   other assets,  and  liabilities at the mean
between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the year ended May 31, 1999.

(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended May 31, 1999, were $192.5 million and $241.6 million, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1999, was $129.7 million and $31.6 million, respectively.

(5) FOREIGN CURRENCY CONTRACTS
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At May 31, 1999, the terms of open foreign currency contracts were as follows (in thousands):


Foreign Currency Contracts to Buy:
--------------------------------------------------------------------------------------------

                             U.S. Dollar
 Exchange    Contracts to    Value as of      In Exchange       Unrealized     Unrealized
   Date         Receive        5/31/99      for U.S. Dollar    Appreciation    Depreciation
--------------------------------------------------------------------------------------------
 6/01/99         133            $ 21             $ 21               $ -          $  -
          South African Rand
--------------------------------------------------------------------------------------------
 6/01/99         576              93               93                 -             -
          South African Rand
--------------------------------------------------------------------------------------------
 6/02/99         252             403              403                 -             -
            British Pound
--------------------------------------------------------------------------------------------
                                $517             $517               $ -          $  -
============================================================================================


Foreign Currency Contracts to Sell:
-------------------------------------------------------------------------------------------
                             U.S. Dollar
 Exchange    Contracts to    Value as of      In Exchange       Unrealized      Unrealized
   Date         Deliver        5/31/99      for U.S. Dollar    Appreciation    Depreciation
--------------------------------------------------------------------------------------------
 6/01/99         28             $ 30             $ 30               $ -           $  -
            Euro Currency
--------------------------------------------------------------------------------------------
 6/01/99        106              110              112                 2              -
            Euro Currency
--------------------------------------------------------------------------------------------
 6/01/99       48,996            405              402                 -             (3)
            Japanese Yen
--------------------------------------------------------------------------------------------
 6/02/99         77               81               81                 -              -
           Euro Currency
--------------------------------------------------------------------------------------------
                                $626             $625               $ 2           $ (3)
============================================================================================










(6) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) YEAR 2000 (UNAUDITED)
Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that the comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.

(9) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                             Year Ended May 31,
                           ----------------------------------------------------
                             1999       1998       1997       1996       1995
                           ----------------------------------------------------
Net asset value at
   beginning of period     $  21.94   $  21.03   $  18.71   $  15.78   $  16.36
Net investment income           .21        .19        .15        .17        .10
Net realized and
   unrealized gain (loss)     (1.62)      2.41       2.87       2.92        .29
Distributions from net
   investment income           (.19)      (.12)      (.20)      (.07)       -
Distributions of realized
   capital gains               (.55)     (1.57)      (.50)      (.09)      (.97)
                           ----------------------------------------------------
Net asset value at
   end of period           $  19.79   $  21.94   $  21.03   $  18.71   $  15.78
                           ====================================================
Total return (%) *            (6.63)     13.29      16.72      19.71       2.49
Net assets at end of
   period (000)            $499,882   $628,655   $616,576   $417,995   $346,033
Ratio of expenses to
   average net assets (%)      1.12       1.05       1.09       1.19       1.17
Ratio of net investment
   income to average net
   assets (%)                   .98        .87        .79       1.04        .81
Portfolio turnover (%)        37.69      42.97      46.03      70.01      64.30


* Assumes reinvestment of all dividend income and capital gain distributions during the period.










TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777